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CELGENE CORPORATION
(Name of Registrant as Specified in Its Charter)

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CELGENE CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

C/O AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10031
Annual Meeting of Stockholders to be held on 06/18/08
Proxy Materials Available
Notice of the Annual Meeting of Stockholders Proxy Statement Proxy Card Annual Report

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	06/18/08
Meeting Time:	1:00 P.M., EDT
For holders as of:	04/22/08
Meeting Location:
Celgene Corporation
86 Morris Avanue
Summit, NJ 07019

Meeting Directions:
For Stockholder Meeting Directions Please Call:
Investor Relations at (908) 673-9000

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Stockholder Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 17, 2008. Have your notice in hand when you access the web site and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3.
1.	ELECTION OF DIRECTORS

Nominees:
	01) 02) 03) 04) 05)	Sol J. Barer, Ph.D. Robert J. Hugin Michael D. Casey Rodman L. Drake Arthur Hull Hayes, Jr., M.D.	06) Gilla Kaplan, Ph.D. 07) James J. Loughlin 08) Ernest Mario, Ph.D. 09) Walter L. Robb, Ph.D.

2.	Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

3.	Approval of the amendment and restatement of the Company's 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive Plan).

4.	In their discretion, to act upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.